SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : August 27, 2001

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2001 providing for the issuance of
2001-CB1  Trust,   C-BASS  Mortgage  Loan  Asset-Backed   Certificates,   Series
2001-CB1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-04              75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's 2001-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2001-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2001 ( the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, U.S. Bank National Association, as Trusee, and The Chase Manhattan Bank, as Certificate
Administrator.   On  August 27,   2001   distributions   were   made   to   the
Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on August 27, 2001 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Certificate Administrator under the Agreement referred to herein


     Date:  August 30, 2001          By: /s/ Karen Schluter
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         August 27, 2001

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  August 27, 2001


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               August 27, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                        ENDING
                    FACE         PRINCIPAL                                                                       PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL            INTEREST                TOTAL                BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1F      43,000,000.00         34,026,898.15   2,045,809.63       161,060.65          2,206,870.28            31,981,088.52
A2F      14,500,000.00         14,500,000.00           0.00        73,442.50             73,442.50            14,500,000.00
A3F      13,495,000.00         13,495,000.00           0.00        76,437.93             76,437.93            13,495,000.00
A1A     119,800,000.00        108,868,945.03   4,094,049.99       408,417.31          4,502,467.30           104,774,895.04
M1       11,093,000.00         11,093,000.00           0.00        67,223.58             67,223.58            11,093,000.00
M2        7,536,000.00          7,536,000.00           0.00        48,042.00             48,042.00             7,536,000.00
B1        6,241,000.00          6,241,000.00           0.00        47,223.57             47,223.57             6,241,000.00
B2        3,972,000.00          3,972,000.00           0.00        30,054.80             30,054.80             3,972,000.00
N        12,400,000.00          9,052,041.01     619,611.28        88,634.57            708,245.85             8,432,429.73
R                 0.00                  0.00           0.00             0.00                  0.00                     0.00
R5                0.00                  0.00           0.00             0.00                  0.00                     0.00
R6                0.00                  0.00           0.00             0.00                  0.00                     0.00
R7                0.00                  0.00           0.00             0.00                  0.00                     0.00
TOTALS  232,037,000.00        208,784,884.19   6,759,470.90     1,000,536.91          7,760,007.81           202,025,413.29

X       221,568,472.13        201,948,527.90           0.00             0.00                  0.00           195,808,668.28

-----------------------------------------------------------------------------------------  -------------------------------------


             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                    CURRENT
             BEGINNING                                                       ENIDNG                                PASS-THRU
CLASS        PRINCIPAL       PRINCIPAL      INTEREST        TOTAL           PRINCIPAL            CLASS               RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1F           791.32321279    47.57696814    3.74559651     51.32256465       743.74624465      A1F              5.680000 %
A2F         1,000.00000000     0.00000000    5.06500000      5.06500000     1,000.00000000      A2F              6.078000 %
A3F         1,000.00000000     0.00000000    5.66416673      5.66416673     1,000.00000000      A3F              6.797000 %
A1A           908.75580159    34.17403998    3.40915952     37.58319950       874.58176160      A1A              4.092500 %
M1          1,000.00000000     0.00000000    6.06000000      6.06000000     1,000.00000000      M1               7.272000 %
M2          1,000.00000000     0.00000000    6.37500000      6.37500000     1,000.00000000      M2               7.650000 %
B1          1,000.00000000     0.00000000    7.56666720      7.56666720     1,000.00000000      B1               9.080000 %
B2          1,000.00000000     0.00000000    7.56666667      7.56666667     1,000.00000000      B2               9.080000 %
N             730.00330726    49.96865161    7.14794919     57.11660081       680.03465565       N              11.750000 %
TOTALS        899.79134444    29.13100454    4.31197141     33.44297595       870.66033990

X             911.44974715     0.00000000    0.00000000      0.00000000       883.73885688       X               0.000000 %
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN SCHLUTER
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.schluter@chase.com
                     ---------------------------------------

                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   August 27, 2001



Sec. 4.06(iii) O/C Amount                                                           2,215,684.72
Sec. 4.06(iii) Targeted O/C Amount                                                  2,215,684.72
Sec. 4.06(iii) O/C Deficiency Amount                                                        0.00
Sec. 4.06(iii) O/C Release Amount                                                           0.00
Sec. 4.06(iii) Monthly Excess Interest                                                668,675.41
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                        668,675.41
Sec. 4.06(iii) Extra Principal Distribution Amount                                     34,562,07

Sec. 4.06(iv) Servicing Compensation                                                        0.00
Sec. 4.06(iv) Servicing Fee                                                            84,003.04
Sec. 4.06(iv) PMI Premium                                                              75,834.22
Sec. 4.06(iv) Special Servicing Fee Accrued                                            22,200.00
Sec. 4.06(iv) Special Servicing Fee Paid                                               22,200.00

Sec. 4.06(v)  Current Advances                                                              0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                              90,976,880.34
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                             104,831,787.94

Sec. 4.06(vii) Total Beginning Number of Loans                                          2,207.00
Sec. 4.06(vii) Group 1 Beginning Number of Loans                                        1,242.00
Sec. 4.06(vii) Group 2 Beginning Number of Loans                                          985.00

Sec. 4.06(vii) Total Ending Number of Loans                                             2,158.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                     1,221.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                       937.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans                               10.37%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                                     10.02%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                                     10.67%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                  265.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                  339.00

Sec. 4.03(viii)Loans Delinquent

                                        Group 1
                  Category         Number        Principal Balance      Percentage
                 --------------------------------------------------------------------
                1 Month            70          5,650,955.87            6.21 %
                2 Month            33          2,424,056.37            2.66 %
                3 Month           117          8,966,938.99            9.86 %
                Total             220         17,041,951.23           18.73 %

                                       Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                1 Month             58          5,849,790.92            5.58 %
                2 Month             19          1,867,707.08            1.78 %
                3 Month             67          6,677,410.21            6.37 %
                 Total             144         14,394,908.21           13.73 %


                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                1 Month            128         11,500,746.79            5.87 %
                2 Month             52          4,291,763.45            2.19 %
                3 Month            184         15,644,349.20            7.99 %
                 Total             364         31,436,859.44           16.05 %


                               Please Note: Delinquency Numbers Include Bankruptcies and Forecloures


                                      -7-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               August 27, 2001



Sec. 4.03(viii)Loans in Foreclosures

                                           Loans in Foreclosure
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   28              1,605,945.95                 1.77 %

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   22              2,527,893.66                 2.41 %


                                                 Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   50              4,133,839.61                 2.11 %




Sec. 4.03(viii)Loans in Bankruptcy

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    47         4,060,182.22            4.46 %

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    21         1,929,091.93            1.84 %

                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    68         5,989,274.15            3.06 %



Sec. 4.03(ix)Loans in REO
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                     2           123,496.21            0.14 %


                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                     2            83,993.68            0.08 %


                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                     4           207,489.89            0.11 %



                                      -8-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               August 27, 2001



Sec. 4.06(x) Sec. 4.06(x) REO Book Value
Sec. 4.06(viii) REO Book Value Group 1                                            123,496.21
Sec. 4.06(viii) REO Book Value Group 2                                             89,993.68

Sec. 4.06(x) Reperforming Loans                                                        57.00
Sec. 4.06(x) Reperforming Loan Balances                                         4,317,192.37

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                                   1,952,427.37
Principal Prepayments Group 2                                                   4,009,659.49

Sec. 4.06(xii) Prepayment Penalties/Premiums                                       96,332.51

Sec. 4.06(xii) Realized Losses
Current Realized Losses Incurred in Group 1                                        34,562.97
Current Realized Losses Incurred in Group 2                                             0.00

Cummulative Realized Losses Incurred in Group 1                                    34,562.97
Cummulative Realized Losses Incurred in Group 2                                         0.00

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.02(xiv) Class B1 Applied Realized Loss Amortization Amount                       0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount                                     0.00

Sec. 4.06(xvii) Unpaid Interest
        Class A1A Unpaid Interest Shortfall                                             0.00
        Class A1F Unpaid Interest Shortfall                                             0.00
        Class A2F Unpaid Interest Shortfall                                             0.00
        Class A3F Unpaid Interest Shortfall                                             0.00
        Class M1 Unpaid Interest Shortfall                                              0.00
        Class M2 Unpaid Interest Shortfall                                              0.00
        Class B1  Unpaid Interest Shortfall                                             0.00
        Class B2  Unpaid Interest Shortfall                                             0.00
        Class N Unpaid Interest Shortfall                                               0.00

Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                                     0.00

Sec. 4.06(xxi) Trustee Fee Paid                                                     1,682.90

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                                      0.00

Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A                               0.00

Sec. 4.06(xiv) Has the Trigger Event Occurred                                           no

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                                  N/A

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.0%

Sec. 4.06(xxv) Available Funds by Group
        Available Funds                                                         7,687,558.20
        Interest Remittance Amount                                              1,582,260.65
        Principal Remittance Amount                                             6,105,297.55

Sec 4.06 Repurchased Principal                                                          0.00

Sec 4.06 Class X Distributable Amount                                                   0.00


                                      -9-

